SUBORDINATION AGREEMENT

This Subordination Agreement (the "Agreement") is made as of June 27, 2016 to be effective as of the Effective Date (as defined below), by and between Koch Minerals, LLC, a Delaware limited liability company ("Senior Creditor") and Capstone Companies, Inc., a Florida corporation ("Junior Creditor"). Senior Creditor and Junior Creditor are each referred to herein as a "Party" and are collectively as the "Parties."
ARTICLE I
 DEFINITIONS
1.1 Definitions.  As used herein, the following terms have the meanings specified below (terms defined in the singular to have the same meaning when used in the plural and vice versa):
"ACK" means AC Kinetics, Inc., a Delaware corporation.
"Agreement" has the meaning set forth in the introductory paragraph.
"Borrower" means ACK NLO, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Guarantors.
"Default" means (a) any failure by any Loan Party, or any co-borrower or guarantor in respect of such Loan Party, to pay, perform or observe any of their respective Obligations to Senior Creditor, in each case without regard to any grace, cure or notice rights, or (b) the occurrence of any other default or event of default specified in or occurring under the Senior Credit Agreement or any other Senior Credit Document (in each case other than a default by Senior Creditor).
"Effective Date" means the date on which the Senior Credit Agreement is entered into and delivered by the parties thereto.
"Guarantor" means ACK and NLO.
"Insolvency Event" has the meaning specified in Section 3.2(a) hereof.
"Junior Creditor" means the Junior Creditor referred to in the introductory paragraph hereof and any other holder or holders from time to time of any Junior Debt.
"Junior Debt" means all Obligations of each Loan Party to or acquired by Junior Creditor.  Without limiting the generality of the foregoing, Junior Debt includes the Junior Note and all other Obligations of each Loan Party of any nature whatsoever to Junior Creditor, irrespective of whether such Obligations are evidenced by any written instrument or agreement, whether now existing or hereafter arising or acquired, or however arising.
"Junior Note" means the promissory note, dated June 27, 2016, from Neil Singer, which was thereafter assigned by Neil Singer to, and assumed by, NLO, and immediately thereafter assigned by NLO to, and assumed by, Borrower, as maker, to Junior Creditor, as payee, in the original principal amount of $1,500,000.00, as the same may be amended, renewed, restated, consolidated, replaced and otherwise modified from time to time.

"Law" means any foreign, federal, state or local law, statute, code, ordinance, regulation, judicial decision, rule, judicial order, order, executive order or other requirement.
"Loan Party" means Borrower and each Guarantor.
"NLO" means NLO Holdco, LLC, a Delaware limited liability company.
"Obligations" means all debts and other liabilities of any Loan Party or any other Person of any nature whatsoever whether now existing or hereafter incurred or arising and whether matured or unmatured, liquidated or unliquidated, contractual or non-contractual, joint, several or joint and several, fixed or contingent, disputed or undisputed, direct or indirect, and without regard to whether any such debts or other liabilities are evidenced by a writing or other record.  Obligations include all principal, interest (including interest accruing after the occurrence of an Insolvency Event, and without regard to whether the same is allowed as a claim), premium, fees, expenses, indemnification obligations or otherwise owing at any time with respect to any indebtedness or other financial obligation of any Loan Party.
"Party" and "Parties" have the meanings set forth in the introductory paragraph.
"Person" means any individual, sole proprietorship, partnership, corporation, limited liability company, unincorporated society or association, trust, governmental authority or other entity.
"Proceeding" has the meaning set forth in Section 5.7.
"Satisfaction of the Senior Debt" means (a) the indefeasible payment in full, in collected funds, of all Obligations of each Loan Party and each affiliate of each Loan Party to Senior Creditor, and (b) the termination of any obligation Senior Creditor may have to provide credit to or for the benefit of each Loan Party or each affiliate of each Loan Party (it being agreed that the mere existence of a default, event of default or other event which gives Senior Creditor the discretion whether or not to extend credit does not constitute the termination of an obligation to extend credit for purposes of this clause (b)).
"Senior Credit Agreement" means the Credit Agreement, dated on the Effective Date, between Senior Creditor and Borrower, and any amendments, replacements, restatements, consolidations and other modifications thereof from time to time.
"Senior Credit Documents" means the Senior Credit Agreement and all instruments (including the Senior Notes), documents and agreements which now or hereafter evidence, secure, guarantee or otherwise relate to any Loan Party's Obligations under the Senior Credit Agreement or any other evidence of any Loan Party's Obligations to Senior Creditor, and any renewals, replacements, consolidations, amendments and other modifications of any of the foregoing from time to time.
"Senior Creditor" means the Senior Creditor referred to in the introductory paragraph above and any other holder or holders from time to time of any Senior Debt.

"Senior Debt" means all Obligations of each Loan Party to or acquired by Senior Creditor and/or its affiliates, and their respective successors and permitted assigns, including all principal, interest, fees, expenses and other obligations owing by any Loan Party to Senior Creditor under the Senior Credit Agreement, the Senior Notes and the other Senior Credit Documents, in each case as amended or otherwise modified from time to time.
"Senior Notes" means any one or more promissory notes referred to in or executed and delivered in connection with the Senior Credit Agreement, as the same may be amended, renewed, restated, replaced consolidated or otherwise modified from time to time.
ARTICLE II
 REPRESENTATIONS OF JUNIOR CREDITOR AND LOAN PARTIES
2.1 Representations and Warranties.
(a)	Junior Creditor represents and warrants to Senior Creditor as follows:
(i)	This Agreement has been duly executed and delivered by Junior Creditor and is a valid and binding obligation of Junior Creditor, enforceable against Junior Creditor in accordance with its terms.
(ii)	Junior Creditor has no lien on or other security interest in any existing or future assets of any Loan Party, whether real or personal.
(iii)
Junior Creditor is the only holder of the Junior Note and has not encumbered, hypothecated or otherwise transferred any Junior Debt or any interest of Junior Creditor therein to any other Person.  Similarly, Junior Creditor has not assigned or otherwise transferred any rights of Junior Creditor under the Junior Note.

(iv)	No Person has guaranteed the payment or performance of any Junior Debt or agreed to purchase or otherwise acquire any Junior Debt.
(v)	A true and complete copy of the Junior Note is attached as Exhibit A hereto.
(b)	Each Loan Party (by virtue of its execution and delivery of the Acknowledgment and Agreement attached hereto) represents and warrants to Senior Creditor as follows:
(i)	This Agreement has been duly executed and delivered by such Loan Party and is a valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.
(ii)	Such Loan Party has not encumbered (or agreed to encumber at any time) any of its existing or future properties, real or personal, in any respect to secure its obligation to pay any Junior Debt.
(iii)
To each Loan Party's knowledge, after making due inquiry, the Junior Creditor is (A) the holder of the Junior Debt and has not encumbered, hypothecated or otherwise transferred any Junior Debt or any interest of Junior Creditor therein to any other Person and (B) the only Person entitled to enforce any rights under the Junior Note.

(iv)	No Person has guaranteed the payment or performance of any Junior Debt or agreed to purchase or otherwise acquire any Junior Debt.
(v)	A true and complete copy of the Junior Note is attached as Exhibit A hereto.
ARTICLE III
 SUBORDINATION TO SENIOR DEBT
3.1 Subordination.
(a)
General.  Notwithstanding anything to the contrary in any document evidencing any Junior Debt, Junior Creditor agrees and covenants that the Junior Debt is and shall be subordinate in right of payment to the prior payment in full of the Senior Debt to the extent set forth in this Agreement.  The Senior Debt shall not be deemed to have been paid in full until the Satisfaction of the Senior Debt.

(b)
Payment of Junior Debt.  Until the Satisfaction of the Senior Debt, Junior Creditor shall not be entitled to receive any payments of principal, interest, fees or any other amounts payable from any Loan Party in respect of any Junior Debt.

3.2 Priority and Payment Over of Proceeds in Certain Events.
(a)
Insolvency or Dissolution of Loan Parties.  Upon any payment or distribution of all or any of the assets or securities of any Loan Party of any kind or character, whether in cash, property or securities, upon any dissolution, winding up, liquidation, reorganization, arrangement, adjustment, protection, relief or composition of any Loan Party or its debts, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceedings, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Loan Party or otherwise (any such event being an "Insolvency Event"), all Senior Debt shall first be indefeasibly paid in full before Junior Creditor shall be entitled to receive any payment or other transfer in respect of any Junior Debt.  Upon the occurrence of any Insolvency Event in respect of any Loan Party, any payment or distribution of assets or securities of such Loan Party of any kind or character, whether in cash, property or securities, to which Junior Creditor would be entitled except for the provisions of this Article III, shall be made by such Loan Party or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to Senior Creditor for application (in the case of cash) to, or as collateral (in the case of non‑cash property or securities) for, the payment or prepayment in full of all Senior Debt.

(b)
Demand for or Acceleration of Payment of Junior Debt.  If any Junior Debt is declared due and payable or the maturity thereof is accelerated for any reason, Senior Creditor shall be entitled to receive payment in full of all amounts due or to become due in respect of the Senior Debt (whether or not a default or event of default has occurred thereunder or such Senior Debt is or has been declared to be due and payable) before Junior Creditor shall be entitled to receive any payment or other transfer in respect of any Junior Debt.

(c)
Certain Payments Held in Trust.  In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution, Junior Creditor receives any payment or distribution in respect of any Junior Debt in violation of the provisions of this Agreement, then and in such event such payment or distribution shall be received and held in trust for Senior Creditor and shall be paid over or delivered to Senior Creditor for application (in the case of cash) to, or as collateral (in the case of non‑cash property or securities) for, the payment or prepayment of all Senior Debt in full.

3.3 Suspension of Remedies.  Until the Satisfaction of the Senior Debt, Junior Creditor shall not (a) ask, demand or sue for any payment or distribution or exercise any other remedy in respect of any Junior Debt (including any action to enforce any guaranty or other credit enhancement in respect of any Junior Debt or to enforce or exercise any rights or remedies under the Junior Note), or (b) commence, or join with any other creditor (other than Senior Creditor) in commencing, any Insolvency Event.
3.4 Rights of Senior Creditor Not to be Impaired; Modification of Senior Debt.  No right of Senior Creditor to enforce subordination as herein provided shall at any time be prejudiced or impaired by any act or failure to act by Senior Creditor, or by any noncompliance by any Loan Party with the terms and provisions and covenants herein, regardless of any knowledge thereof Senior Creditor may have or otherwise be charged with.  The provisions of this Article III are intended to be for the benefit of, and shall be enforceable directly by, Senior Creditor.  Without limiting the generality of any provision of this Agreement, Junior Creditor agrees that Senior Creditor and each applicable Loan Party may from time to time modify the terms of any Senior Debt, including increasing the principal amount or adding types of indebtedness or other credit outstanding or available thereunder; extending or otherwise modifying the payment terms thereof; increasing or otherwise modifying the interest rates or fees payable thereunder; or extending the maturity thereof.  Junior Creditor agrees that Senior Creditor and each such Loan Party may so modify the terms of any Senior Debt from time to time without obtaining the consent of, or giving notice to, Junior Creditor and that Senior Creditor's right to receive prior payment in full of the Senior Debt, as so modified, and all other rights of Senior Creditor hereunder, shall not be impaired or otherwise affected by any such modification or modifications.
3.5 Actions to Effectuate Subordination.
(a)
Authorization to Senior Creditor to Act.  If an Insolvency Event occurs, Senior Creditor is irrevocably authorized and empowered (in its own name or in the name of Junior Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3.2(a) above and to file claims and proofs of claim with respect to the Junior Debt in any bankruptcy or other insolvency proceeding, and in each case to apply any payment or other distribution of assets or securities in the manner and to the extent provided in Section 3.2(a) above.

(b)
Specific Performance; Indemnification.  Senior Creditor is entitled to specific performance of the provisions of this Agreement, at any time when Junior Creditor shall have failed to comply with any of the provisions of this Agreement.  Junior Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at Law that might be asserted as a bar to such remedy of specific performance.  Junior Creditor acknowledges that the provisions of this Article III are intended to be enforceable at all times, whether before or after the commencement of an Insolvency Event.  Junior Creditor shall indemnify, defend and hold harmless Senior Creditor for any losses, liabilities, taxes, claims, debts, damages, judgments, settlements, costs, fines, expenses (including attorneys' fees), penalties or other obligations incurred by Senior

Creditor based upon, arising out of or otherwise relating to (i) any breach of any representation or warranty of Junior Creditor set forth in this Agreement or (ii) any breach of any covenant or obligation of Junior Creditor set forth in this Agreement.
3.6 Subordination Legend; Further Assurances.
(a)	Junior Debt. Junior Creditor will cause each instrument now or hereafter held by or on behalf of Junior Creditor evidencing any Junior Debt to contain, in a conspicuous manner, the following legend:
THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF CERTAIN SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 27, 2016 IN FAVOR OF KOCH MINERALS, LLC, AS THE SAME MAY BE AMENDED, RESTATED, CONSOLIDATED, REPLACED OR OTHERWISE MODIFIED FROM TIME TO TIME.  THIS INSTRUMENT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNTIL THE PURCHASER, ASSIGNEE OR TRANSFEREE HAS BECOME A PARTY TO AND BOUND BY SUCH SUBORDINATION AGREEMENT.
(b)
Further Assurances.  Junior Creditor will further mark Junior Creditor's books of account, if any, in such a manner as shall be effective to give proper notice of the effect of this Agreement, and will, in the case of any Junior Debt which is not evidenced by any instrument, upon Senior Creditor's request cause such Junior Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend.  Junior Creditor will, at Junior Creditor's expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all commercially reasonable further action, that may be necessary or desirable, or that Senior Creditor may request, in order to protect any right or interest granted or purported to be granted hereby or to enable Senior Creditor to exercise and enforce its rights and remedies hereunder.

3.7 Miscellaneous.
(a)
All rights and interests of Senior Creditor under this Agreement, and all agreements and obligations of Junior Creditor under this Agreement, shall remain in full force and effect irrespective of:  (i) any lack of validity or enforceability of instruments or agreements evidencing or otherwise relating to any Senior Debt; (ii) any change in the time, manner or place of payment of, or in any other term of, any Senior Debt, or any other amendment or waiver of or any consent to departure from any instruments or agreements evidencing or otherwise relating to any Senior Debt; (iii) any exchange, release or non‑perfection of any collateral, any release of any Person liable in whole or in part, or any release or amendment or waiver of or consent to departure from any guaranty, for any Senior Debt; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a surety.

(b)
The provisions of this Article III shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is rescinded or must otherwise be returned by Senior Creditor upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

(c)
Junior Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any Senior Debt and this Article III and any requirement that Senior Creditor protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral.

(d)
No failure on the part of Senior Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law or equity.

(e)
The provisions of this Article III, and all other provisions of this Agreement, constitute a continuing agreement and shall (i) remain in full force and effect until the Satisfaction of the Senior Debt, (ii) be binding upon Junior Creditor and Junior Creditor's successors, permitted assigns, heirs and personal representatives, as applicable, and (iii) inure to the benefit of and be enforceable by Senior Creditor and its successors and assigns.  Without limiting the generality of the foregoing clause (iii), Senior Creditor may assign or otherwise transfer its rights under this Agreement to any other Person, and such other Person shall thereupon become vested with all such rights granted to Senior Creditor herein or otherwise.  Notwithstanding anything to the contrary herein, no Junior Creditor may assign or otherwise transfer this Agreement to any other Person without the prior written consent of Senior Creditor.  Any purported assignment or transfer by Junior Creditor in violation of this Agreement will be null and void.

ARTICLE IV
 COVENANTS
4.1 Covenants of Junior Creditor.  Junior Creditor covenants and agrees with Senior Creditor that, unless Senior Creditor shall otherwise agree in writing, until the Satisfaction of the Senior Debt:
(a)
Junior Creditor will not cancel or otherwise discharge any Junior Debt (except upon payment in full thereof to the extent permitted by Article III) without the prior written consent of Senior Creditor, which consent shall not be unreasonably withheld so long as no Insolvency Event has occurred and is continuing.

(b)
Junior Creditor will not sell, assign, pledge, encumber or otherwise dispose of any Junior Debt held by Junior Creditor unless each such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

(c)
Junior Creditor will not permit the terms of any Junior Debt held by Junior Creditor to be amended or otherwise modified in any respect without obtaining the prior written consent of Senior Creditor.  Similarly, Junior Creditor will not permit the Junior Note to be amended or otherwise modified in any respect without obtaining the prior written consent of Senior Creditor.

(d)
Junior Creditor will not secure the payment of any Junior Debt, or obtain a lien, security interest or other charge or encumbrance of any nature whatsoever against any Loan Party's property, whether now owned or hereafter acquired; and, notwithstanding the foregoing, should Junior Creditor have or obtain at any time any lien, security interest or other charge or encumbrance of any nature whatsoever (including any judgment lien) against any property of any Loan Party, such lien, security interest or other charge or encumbrance shall be in all respects subject, junior and subordinate to all liens, security interests or other charges or encumbrances of any nature whatsoever (including any judgment lien) at any time granted or suffered by such Loan Party in favor of Senior Creditor, and without regard to the method or manner of creation, attachment or perfection of any such liens, security interests or other charges and encumbrances and without regard to the order of filing of any Uniform Commercial Code financing statements, mortgages or other lien perfection documents or the issuance or recordation of any judgment liens.

(e)
Junior Creditor will not accept or be the beneficiary under any guaranty, debt purchase agreement or similar assurance of payment or performance from any Person who has guaranteed or hereafter guarantees any Senior Debt, or who is or hereafter becomes a co-borrower under any Senior Debt, or who otherwise has assured or hereafter assures payment of any Senior Debt, in each case without obtaining the prior written consent of Senior Creditor, and then only upon first entering into a subordination agreement with Senior Creditor whereby Junior Creditor's payment and other rights in respect of such guarantor, co-borrower or other obligor are subordinated in substantially the same manner as Junior Creditor's payment and other rights in respect of the Loan Parties are subordinated under this Agreement.  If, notwithstanding the foregoing, Junior Creditor fails to enter into such subordination agreement, all payment, lien and other rights of Junior Creditor with respect to such guarantor, co-borrower or other obligor shall nonetheless be subject, junior and subordinate to all payment, lien and other rights of Senior Creditor with respect to such guarantor, co-borrower or other obligor.

ARTICLE V
 MISCELLANEOUS
5.1 Amendments; Waiver.  No waiver of any provision of this Agreement or consent to any departure by Junior Creditor herefrom shall in any event be effective unless the same shall be in writing and signed by Senior Creditor, and then such waiver or consent shall be effective only in the specific instance and the specific purpose for which given.
5.2 Severability.  If any provision of this Agreement or the application of any provision of this Agreement to any Party or circumstance is, to any extent, adjudged invalid or unenforceable, the application of the remainder of such provision to such Party or circumstance, the application of such provision to the other Party or other circumstances, and the application of the remainder of this Agreement shall not be affected thereby.
5.3 Addresses for Notices.  All demands, notices and other communications provided for under this Agreement shall be in writing and may be delivered or sent by fax, e-mail or other electronic means to the parties as follows:

If to Senior Creditor:

Koch Minerals, LLC
4111 E. 37th Street N.
Wichita, Kansas  67220
Attention:  Director of Business Development

with copies to (which shall not constitute notice):

Koch Minerals, LLC
4111 E. 37th Street N.
Wichita, Kansas  67220
Attention:  Chief Counsel

- and -
Stinson Leonard Street LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Attention:  Jack Bowling
Facsimile No.: 816-412-1038
Email:  jack.bowling@stinson.com

If to Junior Creditor:

Capstone Companies, Inc.
350 Jim Moran Boulevard
Deerfield Beach, Florida  33442
Attention: Stewart Wallach, Aimee Gaudet and Gerry McClinton
Email:swallach@capstoneindustries.com; aimee@capstonecompaniesinc.com; gmcclinton@capstoneindustries.com

5.4 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures transmitted by facsimile or electronic mail shall be deemed originals for purposes of this Agreement.
5.6 Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without regard to principles of conflicts of Law.

5.6 Waiver of Jury Trial. EACH OF THE PARTIES WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH OF THE PARTIES HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
5.7 Jurisdiction and Venue.  Each of the Parties acknowledges and agrees that this Agreement involves at least $100,000, and that it has been entered into in express reliance on Section 2708 of the Delaware Code.  Each of the Parties hereby irrevocably and unconditionally, for itself and its property, submits to the exclusive jurisdiction of the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the federal courts of the U.S. sitting in the State of Delaware), and any appellate court from any thereof, in any judicial proceeding brought against any of the Parties in connection with any controversy or claim arising out of or relating to this Agreement or any of the Credit Documents, or the breach hereof or thereof (each, a "Proceeding") and agrees that all claims in respect of any such Proceeding may be heard and determined in any such court, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such Proceeding or other action except in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery is unavailable, the U.S. federal courts sitting in the State of Delaware, and if jurisdiction in any of the foregoing courts is unavailable, any U.S. federal or state court in which jurisdiction and venue are proper), (b) agrees that any claim in respect of any such Proceeding may be heard and determined in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery is unavailable, the U.S. federal courts sitting in the State of Delaware, and if jurisdiction in any of the foregoing courts is unavailable, any U.S. federal or state court in which jurisdiction and venue are proper), and any appellate court from any thereof, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery is unavailable, the U.S. federal courts sitting in the State of Delaware, and if jurisdiction in any of the foregoing courts is unavailable, any U.S. federal or state court in which jurisdiction and venue are proper), and (d) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery is unavailable, the U.S. federal courts sitting in the State of Delaware, and if jurisdiction in any of the foregoing courts is unavailable, any U.S. federal or state court in which jurisdiction and venue are proper).

5.8 Interpretation; Miscellaneous.
(a)
The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Unless the context clearly indicates otherwise: (i) each definition herein includes the singular and the plural, (ii) each reference herein to any gender includes the masculine, feminine and neuter where appropriate, (iii) the words "include" and "including" and variations thereof shall not be deemed terms of limitation, but rather shall be deemed to be followed by the words "without limitation," (iv) the words "hereof," "herein," "hereto," "hereby," "hereunder" and derivative or similar words refer to this Agreement as an entirety and not solely to any particular provision of this Agreement, (v) each reference in this Agreement to a particular Article, Section, Exhibit or Schedule means an Article or Section of, or an Exhibit or Schedule to, this Agreement, unless another agreement is specified, (vi) unless otherwise specified, any definition of or reference to any agreement, instrument, document or Law herein shall be construed as referring to such agreement, instrument, document or Law as it may from time to time be amended, supplemented or otherwise modified, and (vii) unless otherwise specified, any references to "$" or "Dollars" shall mean U.S. Dollars.

(b)
The Section and other headings in this Agreement and any index at the beginning of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms of this Agreement.  Similarly, any page footers or headers or similar word processing, document or page identification numbers in this Agreement or any index or exhibit are for convenience of reference only and shall not limit or otherwise affect any of the terms of this Agreement, nor shall there be any requirement that any such footers or other numbers be consistent from page to page.  Defined terms used in this Agreement may be set forth in Section 1.1 or other Sections of this Agreement.  As used in this Agreement, the word "or" shall be disjunctive but not necessarily exclusive.  Any reference to a Person's "assets" or "property" or the like shall include any stock or other securities, including investment property and financial assets, in which such Person has an ownership or other interest.  Any recitals or preliminary statements above constitute an integral part of this Agreement.

[signature page(s) to follow]

IN WITNESS WHEREOF, Junior Creditor and Senior Creditor have executed and delivered this Agreement as of the date first above written.
KOCH MINERALS, LLC

By: /s/ Jason W Russell 6/24/16
     Name: Jason W Russell
     Title: Director – Technology
              and Business Development

CAPSTONE COMPANIES, INC.

By: /s/ James G. McClinton
     Name: James G McClinton
     Title: C.F.O.

Acknowledgment and Agreement

Each of the undersigned accepts and acknowledges receipt of a copy of the foregoing Subordination Agreement and consents to and agrees to be bound by all provisions thereof.  Each of the undersigned further acknowledges and agrees that the Subordination Agreement may be modified at any time or times without notice to or the consent of the undersigned and that none of the undersigned is an intended beneficiary of any of the rights, benefits or privileges granted to Senior Creditor or Junior Creditor.

Capitalized terms used in this Acknowledgment and Agreement without definition have the meanings given to them in the foregoing Subordination Agreement.

AC KINETICS, INC.

By: /s/ Neil Singer
      Name: Neil Singer
      Title:   President

NLO HOLDCO, LLC

By: /s/ Neil Singer
      Name: Neil Singer
      Title:   Manager

ACK NLO, LLC

By: NLO HOLDCO, LLC

By: /s/ Neil Singer
      Name: Neil Singer
      Title:   Member

Exhibit A

(see attached copy of Junior Note)

]